UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.   20549

                               FORM 8-K

                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              July 11, 1997
                                                 -----------------------------

			         Resource America, Inc.
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		(Exact name of registrant as specified in its charter)

		Delaware				0-4408		72-0654145
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	  (State or other jurisdiction	(Commission	      (IRS Employer
	   incorporation)				 File Number)	Identification No.)


		1521 Locust Street, Philadelphia, Pennyslvania		19102
	  -------------------------------------------------------------------
	   	(Address of principal executive offices)			(Zip Code)

	Registrant's telephone number, including area code 	(215) 546-5005
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Item 5.	Other Events.
--------------------------

On June 24, 1997, registrant commenced a private placement of $75 million of Senior Notes due 2004. On July 11, 1997, the offering amount was increased to $100 million. It is anticipated that the offering will close on or about July 22, 1997. A copy of registrant's press release issued pursuant to Rule 135c is annexed hereto as Exhibit 99 and incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.
--------------------------------------------

   c)	   Exhibits

         99. Press release pursuant to Rule 135c under the Securities Act of 1933.

                               SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

								      RESOURCE AMERICA, INC.
									       (Registrant)



Dated:    July 14, 1997				By: 	    /s/ Nancy J. McGurk
     --------------------			    --------------------------------
                                       Nancy J. McGurk
                           			Vice President - Finance and Treasurer























											Exhibit 99

                               FOR IMMEDIATE RELEASE
                               ---------------------

Contact:	Michael L. Staines
		Sr. Vice President
		Resource America, Inc.
		1521 Locust Street - 4th Floor
		Philadelphia, PA  19102
		(215) 546-5005 : (215) 546-5388 (facsimile)

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                               RESOURCE AMERICA, INC.
                         ANNOUNCES INCREASE IN OFFERING OF
                         ITS SENIOR NOTES TO $100 MILLION

Philadelphia, PA., JuLY 11, 1997 - Resource America, Inc. (NASDAQ:REXI) (the "Company") today announced that its previously announced private offering of Senior Notes, due 2004, had been increased to $100 million.The offering is being made only to qualified institutional buyers and selected accredited investors (as these terms are defined in Rule 144A and Rule 501(a), respectively, under the Securities Act of 1933).

The Senior Notes will be senior general unsecured obligations of the Company of equal ranking with or (with respect to obligations specifically subordinated to the Senior Notes) senior to the Company's general unsecured indebtedness. The interest rate for the Senior Notes will be established prior to the close of the offering. The Senior Notes will have a seven year term. The Company may not redeem the Senior Notes prior to 2002, and thereafter may redeem them at specified premiums to par. No sinking fund is provided for the Senior Notes. Upon a change of control event, as defined in the indenture pursuant to which the Senior Notes will be issued, holders may require the Company to repurchase the holder's Senior Notes at a price of 101% of the principal amount of the holder's Senior Notes, plus accrued interest to the repurchase date. Holders of Senior Notes also have rights to cause the Senior Notes to be registered under the Securities Act. It is anticipated that the offering will close on or about July 22, 1997.

The proceeds of the Senior Notes will be used by the Company to repay approximately $21.4 million of existing debt, to expand its real estate loan acquisition and resolution operations, to expand its equipment leasing operations and for other general corporate purposes.

The Senior Notes will not be registered under the Securities Act of 1933, and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act.